Exhibit 24(b)


                                January 24, 2003



Gale E. Klappa                                     Wayne Boston
270 Peachtree Street, N.W.                         241 Ralph McGill Blvd. NE
Atlanta, Georgia  30303                            Atlanta, Georgia 30308-3374

Dear Sirs:

         Alabama Power Company proposes to file with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, (1) its Annual Report on Form 10-K for the year ended December 31, 2002, and (2) its quarterly reports on Form 10-Q during 2003.

         Alabama Power Company and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint Gale E. Klappa and Wayne Boston our true and lawful Attorneys for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said Annual Report on Form 10-K, quarterly reports on Form 10-Q, and any appropriate amendment or amendments thereto and any necessary exhibits.

                                     Yours very truly,

                                     ALABAMA POWER COMPANY



                                     By /s/Charles D. McCrary
                                         Charles D. McCrary
                                    President and Chief Executive
                                             Officer

     /s/Whit Armstrong                           /s/Mayer Mitchell
      Whit Armstrong                              Mayer Mitchell



    /s/David J. Cooper                          /s/Robert D. Powers
      David J. Cooper                            Robert D. Powers



   /s/H. Allen Franklin                  ______________________________
    H. Allen Franklin                            Andreas Renschler



    /s/R. Kent Henslee                           /s/C. Dowd Ritter
     R. Kent Henslee                               C. Dowd Ritter



   /s/Carl E. Jones, Jr                         /s/James H. Sanford
     Carl E. Jones, Jr                           James H. Sanford



    /s/Patricia M. King                        /s/John Cox Webb, IV
     Patricia M. King                            John Cox Webb, IV



    /s/James K. Lowder                          /s/James W. Wright
      James K. Lowder                             James W. Wright



   /s/Charles D. McCrary                  /s/William B. Hutchins, III
     Charles D. McCrary                     William B. Hutchins, III



 /s/Wallace D. Malone, Jr.                       /s/Art P. Beattie
   Wallace D. Malone, Jr.                         Art P. Beattie

Extract from minutes of meeting of the board of directors of Alabama Power Company.

                               - - - - - - - - - -

     RESOLVED: That for the purpose of signing and filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, Alabama Power Company's annual report on Form 10-K for the year ended December 31, 2002, and its 2003 quarterly reports on Form 10-Q, and of remedying any deficiencies with respect thereto by appropriate amendment or amendments, Alabama Power Company, the members of its Board of Directors, and its officers are authorized to give their several powers of attorney to Gale E. Klappa and Wayne Boston, in substantially the form of power of attorney presented to this meeting.

                               - - - - - - - - - -

                  The undersigned officer of Alabama Power Company does hereby certify that the foregoing is a true and correct copy of resolution duly and regularly adopted at a meeting of the board of directors of Alabama Power Company, duly held on January 24, 2003, at which a quorum was in attendance and voting throughout, and that said resolution has not since been rescinded but is still in full force and effect.


Dated: March 10, 2003                                   ALABAMA POWER COMPANY


                                                         By /s/Wayne Boston
                                                            Wayne Boston
                                                         Assistant Secretary